Exhibit 99.1

FOR IMMEDIATE RELEASE

DICK’S Sporting Goods and Foot Locker Announce

Preliminary Results of Election for Merger Consideration

PITTSBURGH and NEW YORK, September 2, 2025 – DICK’S Sporting Goods, Inc. (“DICK’S Sporting Goods”) (NYSE: DKS) and Foot Locker, Inc. (“Foot Locker”) (NYSE: FL) today announced the preliminary results of the elections made by Foot Locker shareholders of record regarding the form of consideration they wish to receive in exchange for their shares of Foot Locker common stock in connection with the previously announced acquisition of Foot Locker by DICK’S Sporting Goods (the “Merger”). As previously disclosed, the deadline to have made such an election was 5:00 p.m., Eastern Time on August 29, 2025 (the “Election Deadline”).

As further described in the election materials and in the parties’ proxy statement/prospectus dated July 11, 2025, each Foot Locker shareholder was entitled to elect to receive, for each share of Foot Locker common stock held prior to the closing of the Merger, either (i) $24.00 in cash (the “cash consideration”) or (ii) 0.1168 shares of DICK’S Sporting Goods common stock (the “stock consideration”). Foot Locker shareholders who failed to make a proper election by the Election Deadline will receive cash consideration for their shares of Foot Locker common stock. Foot Locker shareholders who otherwise would have received a fractional share of DICK’S Sporting Goods common stock upon an election for stock consideration will receive cash in lieu of such fractional share. The election was not subject to a minimum or maximum amount of cash consideration or stock consideration.

Based on available information as of the Election Deadline, the preliminary results of the election were:

•	Foot Locker shareholders of record of approximately 92.6% of the outstanding shares of Foot Locker common stock elected to receive the stock consideration (which includes 31.6% of the outstanding shares of Foot Locker common stock that made elections pursuant to guaranteed delivery procedures);

•	Foot Locker shareholders of record of approximately 1.2% of the outstanding shares of Foot Locker common stock elected to receive the cash consideration (which includes <0.1% of the outstanding shares of Foot Locker common stock that made elections pursuant to guaranteed delivery procedures); and

•	Foot Locker shareholders of record of approximately 6.2% of the outstanding shares of Foot Locker common stock did not make a valid election or did not deliver a valid election form prior to the Election Deadline, which includes approximately 4.5% of the outstanding shares of Foot Locker common stock owned by DICK’S Sporting Goods. Other than the shares of Foot Locker stock owned by DICK’S Sporting Goods, which will be, at the effective time of the Merger, automatically cancelled for no consideration and cease to exist, each non-electing Foot Locker shareholder will be entitled to receive the cash consideration for such shares.

The foregoing results are preliminary only, and final certified results of the election are not expected to be available until shortly before closing of the Merger. As previously disclosed, the Merger is expected to close on September 8, 2025, subject to the satisfaction of remaining customary closing conditions.

About DICK’S Sporting Goods

DICK’S Sporting Goods (NYSE: DKS) creates confidence and excitement by inspiring, supporting and personally equipping all athletes to achieve their dreams. Founded in 1948 and headquartered in Pittsburgh, the leading omnichannel retailer serves athletes and outdoor enthusiasts in more than 850 DICK’S Sporting Goods, Golf Galaxy, Public Lands and Going Going Gone! stores, online, and through the DICK’S mobile app. DICK’S also owns and operates DICK’S House of Sport and Golf Galaxy Performance Center, as well as GameChanger, a youth sports mobile platform for live streaming, scheduling, communications and scorekeeping.

Driven by its belief that sports have the power to change lives, DICK’S has been a longtime champion for youth sports and, together with its Foundation, has donated millions of dollars to support under-resourced teams and athletes through the Sports Matter program and other community-based initiatives. Additional information about DICK’S business, corporate giving and employment opportunities can be found on dicks.com, investors.dicks.com, sportsmatter.org, dickssportinggoods.jobs and on Instagram, TikTok, Facebook and X.

About Foot Locker

Foot Locker, Inc. is a leading footwear and apparel retailer that unlocks the “inner sneakerhead” in all of us. With approximately 2,400 retail stores in 20 countries across North America, Europe, Asia, Australia, and New Zealand, and a licensed store presence in Europe, the Middle East and Asia, Foot Locker has a strong history of sneaker authority that sparks discovery and ignites the power of sneaker culture through its portfolio of brands, including Foot Locker, Kids Foot Locker, Champs Sports, WSS, and atmos.

Contacts:

DICK’S Sporting Goods

Nate Gilch, Senior Director of Investor Relations

investors@dcsg.com

(724) 273-3400

Media Relations:

(724) 273-5552 or press@dcsg.com

Foot Locker

Kate Fitzsimons, Senior Director of Investor Relations

ir@footlocker.com

Media Relations:

Leigh Parrish

Joele Frank, Wilkinson Brimmer Katcher

lparrish@joelefrank.com

mediarelations@footlocker.com

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified as those that may predict, forecast, indicate or imply future results or performance and by forward-looking words such as “believe”, “anticipate”, “expect”, “estimate”, “predict”, “intend”, “plan”, “project”, “goal”, “will”, “will be”, “will continue”, “will result”, “could”, “may”, “might” or any variations of such words or other words with similar meanings. Any statements about DICK’S Sporting Goods, Foot Locker or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. These statements are subject to known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time, many of which may be beyond DICK’S Sporting Goods’, Foot Locker’s and the combined company’s control. DICK’S Sporting Goods’, Foot Locker’s and the combined company’s future performance and actual results may differ materially from those expressed or implied in such forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. Forward-looking statements include statements regarding, among other things, the benefits of the combination of DICK’S Sporting Goods and Foot Locker (the “Transaction”), including future financial and operating results and the combined company’s plans, objectives, expectations, intentions, growth strategies and culture and other statements that are not historical facts.

Factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statements include, but are not limited to, current macroeconomic conditions, including prolonged inflationary pressures, potential changes to international trade relations, geopolitical conflicts and adverse changes in consumer disposable income; supply chain constraints, delays and disruptions; fluctuations in product costs and availability due to tariffs, currency exchange rate fluctuations, fuel price uncertainty and labor shortages; changes in consumer demand for products in certain categories and consumer lifestyle changes; intense competition in the sporting goods industry; the overall success of DICK’S Sporting Goods’, Foot Locker’s and the combined company’s strategic plans and initiatives; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s vertical brand strategy and plans; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s ability to optimize their respective distribution and fulfillment networks to efficiently deliver merchandise to their stores and the possibility of disruptions; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s dependence on suppliers, distributors, and manufacturers to provide sufficient quantities of quality products in a timely fashion; the potential impacts of unauthorized use or disclosure of sensitive or confidential customer, employee, vendor or other information; the risk of problems with DICK’S Sporting Goods’, Foot Locker’s and the combined company’s information systems, including e-commerce platforms; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s ability to attract and retain customers, executive officers and employees; increasing labor costs; the effects of the performance of professional sports teams within DICK’S Sporting Goods’, Foot Locker’s and the combined company’s core regions of operations; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s ability to control expenses and manage inventory shrink; the seasonality of certain categories of DICK’S Sporting Goods’, Foot Locker’s and the combined company’s operations and weather-related risks; changes in applicable tax laws, regulations, treaties, interpretations and other guidance; product safety and labeling concerns; the projected range of capital expenditures of DICK’S Sporting Goods, Foot Locker and the combined company, including costs associated with new store development, relocations and remodels and investments in technology; plans to return capital to stockholders through dividends and share repurchases, if any; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s ability to meet market expectations; the influence of DICK’S Sporting Goods’ Class B common stockholders and associated possible scrutiny and public pressure; compliance and litigation risks; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s ability to protect their respective intellectual property rights or respond to claims of infringement by third parties; the availability of adequate capital; obligations and other provisions related to DICK’S Sporting Goods’, Foot Locker’s and the combined company’s indebtedness; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s future results of operations and financial condition; the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the Transaction; the outcome of any legal proceedings that may be instituted against DICK’S Sporting Goods or Foot Locker, including with respect to the Transaction; the possibility that the Transaction does not close when expected or at all because conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the Transaction, including anticipated cost synergies, may not be fully realized or may take longer to realize than expected; the ability to promptly and effectively integrate the businesses of DICK’S Sporting Goods and Foot Locker following the closing of the Transaction; the dilution caused by the issuance of shares of DICK’S Sporting Goods common stock in the Transaction; the possibility that a Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the terms of the debt financing incurred in connection with the Transaction; reputational risk and potential adverse reactions of DICK’S Sporting Goods’ or Foot Locker’s customers, employees or other business partners; and the diversion of DICK’S Sporting Goods’ and Foot Locker’s management’s attention and time from ongoing business operations and opportunities due to the Transaction. These factors are not necessarily all of the factors that could cause DICK’S Sporting Goods’, Foot Locker’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm DICK’S Sporting Goods’, Foot Locker’s or the combined company’s results.

For additional information on these and other factors that could affect DICK’S Sporting Goods’ or Foot Locker’s actual results, see the risk factors set forth in DICK’S Sporting Goods’ and Foot Locker’s filings with the Securities and Exchange Commission (the “SEC”), including DICK’S Sporting Goods’ most recent Annual Report on Form 10-K, filed with the SEC on March 27, 2025, and its other filings with the SEC, Foot Locker’s most recent Annual Report on Form 10-K, filed with the SEC on March 27, 2025, and its other filings with the SEC, as well as the risks described in DICK’S Sporting Goods’ registration statement on Form S-4 and definitive proxy statement/prospectus relating to the Transaction. DICK’S Sporting Goods and Foot Locker disclaim and do not undertake any obligation to update or revise any forward-looking statement in this communication, except as required by applicable law or regulation. Forward-looking statements included in this communication are made as of the date of this communication.